News Release Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com Virtus Investment Partners Announces Agreement to Add AlphaSimplex Group as an Affiliated Manager Leading manager of liquid alternative strategies HARTFORD, CT, October 20, 2022 – Virtus Investment Partners, Inc. (NASDAQ: VRTS), which operates a multi-boutique asset management business, today announced it has entered into an agreement to acquire AlphaSimplex Group, LLC, a leading manager of liquid alternative investment solutions with $10.9 billion1 of assets under management, from Natixis Investment Managers. AlphaSimplex is a leading provider of systematic alternative investment solutions for institutional and individual clients. Its offerings are designed to adapt to changing market dynamics and provide the potential for positive, uncorrelated investment returns even through the market’s most challenging periods. Among its strategies is its flagship trend-following managed futures strategy offered via the 5-Star Morningstar Rated™ $3.5 billion2 AlphaSimplex Managed Futures Strategy Fund (ASFYX), which is the third-largest U.S. mutual fund in its category. “AlphaSimplex brings distinctive alternative investment capabilities that complement our broad offerings of traditional as well as other liquid alternative strategies,” said George R. Aylward, president and chief executive officer of Virtus. “This agreement allows us to partner with an innovative asset manager offering its clients differentiated investment strategies that have delivered strong, uncorrelated returns over market cycles. Chief Executive Officer Duncan B.E. Wilkinson, Chief Investment Officer and Portfolio Manager Alexander D. Healy, Chief Research Strategist and Portfolio Manager Kathryn M. Kaminski, and their team have built a high quality, client-focused business and we welcome the opportunity to add AlphaSimplex as an affiliated manager.” “We are excited to begin this next chapter in our story and look forward to continuing to deliver positive outcomes for our clients as part of Virtus, another organization that shares our commitment to the long-term success of investors,” said Wilkinson. “Our strong growth and performance are a 1 As of September 30, 2022. Assets under management (AUM) includes the trading size (capital) of separately managed accounts managed by AlphaSimplex (other than overlay accounts) for which the client has elected to fund the capital of the strategy on a partial basis. This measure of AUM does not correspond to regulatory AUM. 2 Overall rating derived from weighted average of the 3-, 5- and 10-year (if applicable) Morningstar Rating metrics; other ratings based on risk-adjusted returns.

Virtus Investment Partners - 2 Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com testament to our team and our process, and to the important role that alternatives like managed futures can play in a diversified portfolio, as today’s market environment clearly demonstrates.” As a boutique affiliate of Virtus, AlphaSimplex will maintain autonomy over its investment processes, brand, and culture, with no changes to the investment strategies or the management or investing teams, ensuring continuity for its clients and distribution partners. AlphaSimplex will benefit from Virtus’ strong retail and institutional marketing and distribution capabilities to expand its presence in the U.S. retail, institutional and subadvisory channels as well as non-U.S. markets, shared business support services model, and product development capabilities. Virtus will acquire 100% of AlphaSimplex from Natixis Investment Managers and it will seek to adopt the two U.S. mutual funds and, subject to regulatory approval, a Luxembourg-domiciled UCITS fund, that are managed by AlphaSimplex. The terms of the transaction were not disclosed. Virtus expects to fund the transaction with existing financial resources. The transaction is expected to close near the end of the first quarter of 2023, subject to customary closing conditions, necessary regulatory approvals, and approvals by the mutual fund boards and fund shareholders. Piper Sandler & Co. acted as financial advisor and Morgan Lewis & Bockius LLP was the legal advisor to Virtus on the transaction. RBC Capital Markets, LLC acted as financial advisor and Ropes & Gray LLP was the legal advisor to Natixis Investment Managers. About AlphaSimplex Group AlphaSimplex Group is a registered investment adviser that seeks to expand the way the world invests with the power of diversification. We specialize in researching and analyzing markets and behaviors, including volatility and risk. The firm develops systematic investment strategies that are designed to adapt to changing market dynamics, using primarily liquid futures and forward contracts. Our purpose is to deliver investment success and positively impact clients and colleagues by embracing a thoughtful culture of innovation, collaboration, and excellence. About Virtus Investment Partners Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. We provide investment management products and services from our affiliated managers, each with a distinct investment style and autonomous investment process, as well as select subadvisers. Investment solutions are available across multiple disciplines and product types to meet a wide array of investor needs. Additional information about our firm, investment partners, and strategies is available at virtus.com.

Virtus Investment Partners - 3 Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com About Natixis Investment Managers Natixis Investment Managers’ multi-affiliate approach connects clients to the independent thinking and focused expertise of more than 20 active managers. Ranked among the world’s largest asset managers3 with more than $1.2 trillion (€1.1 trillion) assets under management4, Natixis Investment Managers delivers a diverse range of solutions across asset classes, styles, and vehicles, including innovative environmental, social, and governance (ESG) strategies and products dedicated to advancing sustainable finance. The firm partners with clients in order to understand their unique needs and provide insights and investment solutions tailored to their long-term goals. Headquartered in Paris and Boston, Natixis Investment Managers is part of the Global Financial Services division of Groupe BPCE, the second-largest banking group in France through the Banque Populaire and Caisse d’Epargne retail networks. For additional information, please visit Natixis Investment Managers’ website at im.natixis.com. Contacts Sean Rourke Investor Relations Virtus Investment Partners (860) 263-4709 sean.rourke@virtus.com Joe Fazzino Media Relations Virtus Investment Partners (860) 263-4725 joe.fazzino@virtus.com Ted Meyer Media Relations Natixis Investment Managers (617) 449-2507 ted.meyer@natixis.com mediarelations@natixis.com Jaime Doyle JConnelly Media Relations (973) 944-8105 jdoyle@jconnelly.com Before investing, consider the fund’s investment objectives, risks, charges, and expenses. Visit im.natixis.com or call 800-225-5478 for a prospectus or a summary prospectus containing this and other information. Read it carefully. Mutual fund investing involves risk. Principal loss is possible. Futures and forward contracts can involve a high degree of risk and may result in potentially unlimited losses. Because they depend on the performance of an underlying asset, they can be highly volatile and are subject to market, credit, and counterparty risks 3 Cerulli Quantitative Update: Global Markets 2022 ranked Natixis Investment Managers as the 18th largest asset manager in the world based on assets under management as of December 31, 2021. 4 Assets under management (“AUM”) of current affiliated entities measured as of June 30, 2022 are $1.2 trillion (€1.1 trillion). AUM, as reported, may include notional assets, assets serviced, gross assets, assets of minority-owned affiliated entities and other types of non-regulatory AUM managed or serviced by firms affiliated with Natixis Investment Managers.

Virtus Investment Partners - 4 Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com Morningstar Information Morningstar Rating: Systematic Trend – Class Y (As of September 30, 2022) Overall rating derived from weighted average of the 3-, 5-, and 10-year (if applicable) Morningstar Rating metrics; other ratings based on risk-adjusted returns. Overall out of 73 funds  Three years out of 73 funds  Five years out of 64 funds  Ten years out of 33 funds  For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ used to rank the fund against other funds in the same category. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly excess performance, without any adjustments for loads (frontend, deferred, or redemption fees), placing more emphasis on downward variations and rewarding consistent performance. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star (each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages). Past performance is no guarantee of future results. ©2022 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The AlphaSimplex Managed Futures Strategy Fund is distributed by Natixis Distribution, LLC, a limited purpose broker-dealer and the distributor of various registered investment companies for which advisory services are provided by affiliates of Natixis Investment Managers. Natixis Distribution, LLC is located at 888 Boylston Street, Suite 800, Boston, MA 02199-8197. Member FINRA, SIPC. 800-225-5478 im.natixis.com. Forward-Looking Information This press release contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts, including statements about our beliefs or expectations, are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995, as amended. These statements may be identified by such forward-looking terminology as “expect,” “estimate,” “intent,” “plan,” “intend,” “believe,” “anticipate,” “may,” “will,” “should,” “could,” “continue,” “project,” “opportunity,” “predict,” “would,” “potential,” “future,” “forecast,” “guarantee,” “assume,” “likely,” “target” or similar statements or variations of such terms. Our forward-looking statements are based on a series of expectations, assumptions and projections about the company and the markets in which we operate, are not guarantees of future results or performance, and involve substantial risks and uncertainty, including assumptions and projections concerning our assets under management, net asset inflows and outflows, operating cash flows, business plans and ability to borrow, for all future periods. All of our forward-looking statements are as of the date of this presentation only. The company can give no assurance that such expectations or forward-looking statements will prove to be correct. Actual results may differ materially.

Virtus Investment Partners - 5 Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com Our business and our forward- looking statements involve substantial known and unknown risks and uncertainties, including those discussed under "Risk Factors" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in our 2021 Annual Report on Form 10-K, as supplemented by our periodic filings with the Securities and Exchange Commission (the "SEC"), as well as the following risks and uncertainties resulting from: (i) any reduction in our assets under management; (ii) general domestic and global economic, political and pandemic conditions; (iii) inability to achieve the expected benefits of our strategic transactions; (iv) the ongoing effects of the COVID-19 pandemic and associated global economic disruption; (v) withdrawal, renegotiation or termination of investment advisory agreements; (vi) damage to our reputation; (vii) inability to satisfy financial covenants and payments related to our indebtedness; (viii) inability to attract and retain key personnel; (ix) challenges from the competition we face in our business; (x) adverse developments related to unaffiliated subadvisers; (xi) negative changes in key distribution relationships; (xii) interruptions in or failure to provide critical technological service by us or third parties; (xiii) risk of loss on our investments; (xiv) lack of sufficient capital on satisfactory terms; (xv) adverse regulatory and legal developments; (xvi) failure to comply with investment guidelines or other contractual requirements; (xvii) adverse civil litigation and government investigations or proceedings; (xviii) unfavorable changes in tax laws or limitations; (xix) volatility associated with our common stock; (xx) inability to make quarterly common stock dividends; (xxi) certain corporate governance provisions in our charter and bylaws; (xxii) losses or costs not covered by insurance; (xxiii) impairment of goodwill or intangible assets; and other risks and uncertainties. Any occurrence of, or any material adverse change in, one or more risk factors or risks and uncertainties referred to above, in our 2021 Annual Report on Form 10-K and our other periodic reports filed with the SEC could materially and adversely affect our operations, financial results, cash flows, prospects and liquidity. Certain other factors that may impact our continuing operations, prospects, financial results, and liquidity, or that may cause actual results to differ from such forward-looking statements, are discussed or included in the company’s periodic reports filed with the SEC and are available on our website at www.virtus.com under “Investor Relations.” You are urged to carefully consider all such factors. The company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this release, even if such results, changes, or circumstances make it clear that any forward-looking information will not be realized. If there are any future public statements or disclosures by us that modify or affect any of the forward-looking statements contained in or accompanying this release, such statements or disclosures will be deemed to modify or supersede such statements in this release.